Exhibit 99.2

Mr. John Galante
Vice President and Treasurer
Collins & Aikman Products Co.
250 Stephenson Hwy.
Troy, MI 48083


Re:  Commitment Letter

Gentlemen:


You have advised General Electric Capital Corporation ("GE Capital" or "Agent"; the terms "GE Capital" and "Agent" shall include any affiliate of GE Corporate Financial Services, Inc. designated by it to provide all or any portion of the facility described herein) that Collins & Aikman, Inc. (the "Company") is seeking (a) an extension (the "Extension") of its existing accounts receivable securitization facility (the "Existing Facility") and (b) an accounts receivable securitization facility providing financing with availability in an amount up to $300 million (the "New Facility", together with the Extension, the "Facilities"), the proceeds of which would be used to refinance the Existing Facility and to provide for ongoing accounts receivable financing and to pay fees and expenses associated with the New Facility (the transactions contemplated by the New Facility, the "Transaction").


Based on our understanding of the transactions as described above, the information provided to date and subject to the terms and conditions herein, GE Capital is pleased to offer its commitments to (a) take an assignment of the Existing Facility and (b) provide the New Facility described in this commitment letter (the "Commitment Letter").

As part of your review of this Commitment Letter, you should be aware that it is critical that both the Company and its external counsel conclude that the terms of the Transaction described below, which include, among other things, the Originators' (as defined below) sale, transfer and assignment of receivables and related security, the Originators' grant of a security interest with respect to such receivables and related security, the incurrence of additional obligations by the Originators and their affiliates, and the purchase of an undivided percentage ownership interest in accounts receivable by GE Capital from a special purpose subsidiary of the Company, do not conflict with any existing loan agreement, security agreement, bond indenture or any supplement thereto or any other material agreement to which the Company or any of its affiliates is a party. In addition, and without limitation, we wish to note that (i) a customary opinion of your external counsel to the effect that the terms of the Transaction do not conflict with material loan agreements, security agreements, bond indentures or any supplements thereto, in each case, to which the Originators or any of their affiliates party to the Transaction is a party (which agreements may be specified in an opinion from internal counsel to the Company) and (ii) such other opinions standard for a securitization of this type, in each case in form and substance acceptable to GE Capital and its counsel, shall be required in order to close the Transaction.

                            SUMMARY OF PROPOSED TERMS




            ________________________________________________________

                        I. EXTENSION OF EXISTING FACILITY




PURCHASE OF EXISTING
COMMITMENTS AND NET
INVESTMENTS:                                Pursuant to Transfer Supplements
                                            with each existing Committed and
                                            Conduit Purchaser (other than GE
                                            Capital), GE Capital will purchase
                                            and assume all Commitments and all
                                            outstanding Net Investments under
                                            the Receivables Transfer Agreement,
                                            dated as of December 20, 2001, as
                                            amended and restated as of September
                                            24, 2002, and as heretofore amended
                                            (the "Existing RTA"; all capitalized
                                            terms used in Part I of this
                                            Commitment Letter shall have the
                                            meanings assigned to such terms in
                                            the Existing RTA if not otherwise
                                            defined herein). Such purchase shall
                                            be made at par value. The Transfer
                                            Supplement will also be signed by
                                            Carcorp and the existing
                                            Administrative Agent.



TRANSFER OF
ADMINISTRATIVE AGENCY:                      Pursuant to an amendment to the
                                            Existing RTA, the existing
                                            Administrative Agent will resign and
                                            GE Capital will appoint itself as
                                            the replacement Administrative
                                            Agent. GE Capital will review the
                                            agency provisions of the Existing
                                            RTA and consider whether any
                                            amendments thereto are necessary to
                                            conform to GE Capital institutional
                                            requirements; no substantive impact
                                            on Carcorp is expected. Collins &
                                            Aikman Products Co., as limited
                                            guarantor, will acknowledge and
                                            agree to succession of GE Capital as
                                            administrative agent.



Amendment to Receivables
Purchase Agreement:                         Any direct references to JPMorgan
                                            Chase Bank in the Receivables
                                            Purchase Agreement will be replaced
                                            with references to Administrative
                                            Agent.

Amendment to Lockbox
Agreements, Currency Hedging
Arrangements, Credit Default
Swaps and UCC Financing
Statements:                                 Existing lockbox providers will need
                                            to execute consents to assignments
                                            of the Lockbox Agreements; existing
                                            currency hedge providers and credit
                                            default swap issuers will need to
                                            execute consents to assignments of
                                            Currency Hedge Agreements and Credit
                                            Default Swaps; and amendments to
                                            UCC-1 Financing Statements against
                                            Originators and Carcorp will need to
                                            be filed. The Lockbox Agreements
                                            with Bank One and Scotia refer to a
                                            "Notice of Effectiveness" which
                                            isn't defined therein; Carcorp shall
                                            exercise commercially reasonable
                                            efforts to amend such agreements to
                                            reflect such definition therein.




Lien Searches:                              Lien searches to be performed and
                                            results to confirm no existence of
                                            adverse claims on the collateral
                                            granted pursuant to Section 10.10 of
                                            the RTA. The results of such lien
                                            searches shall not be required prior
                                            to closing and may be completed
                                            post-closing.





Certified Documentation:                    Carcorp to certify and provide GE
                                            Capital with copies of all existing
                                            documentation of the Existing
                                            Facility so that GE Capital can
                                            confirm whether any other matters
                                            necessary to facilitate Extension
                                            are necessary.





MATURITY OF EXTENSION:                      15 months from the closing of the
                                            Extension.




EXTENSION CLOSING FEE
AND ADMINISTRATIVE FEE:                     Set forth in the Fee Letter between
                                            GE Capital and the Company (the "Fee
                                            Letter").

REVISED PRICING:                            LIBOR Reference Rate plus (a) 1.75%
                                            plus (b) on and after the 90th day
                                            after the closing of the Extension,
                                            0.25%, plus (c) on and after the
                                            180th day following the closing of
                                            the Extension, 0.25%. The LIBOR
                                            Reference Rate shall be established
                                            as the 30-day LIBOR Rate applicable
                                            on the first business day of each
                                            calendar month (determined by
                                            reference to the Telerate Service).
                                            The existing pricing applicable to
                                            Conduit Purchasers shall remain
                                            unchanged.





CLOSING: So long as (a) no Termination Event or Potential Termination Event shall have occurred and be continuing, (b) the above-stated fees shall have been paid, (c) the above-described matters shall have been completed, and (d) the representation in
                                            Section 3.01(w) of the Existing RTA
                                            shall be true from the date of
                                            formation through the closing date
                                            of the Extension, the Extension is
                                            intended to close on December 9,
                                            2004, and is intended to fund on
                                            December 10, 2004.





ASSIGNMENTS:                                GE Capital will agree not to assign
                                            any portion of the Commitments until
                                            the earlier of (a) April 30, 2005,
                                            except that following April 30,
                                            2005, unless a Termination Event has
                                            occurred and is continuing, the
                                            consent of Carcorp shall be required
                                            prior to any assignment, such
                                            consent not to be unreasonably
                                            withheld or delayed, and (b) the
                                            occurrence of a Termination Event.


            ________________________________________________________


                                II. NEW FACILITY


TRANSACTION OVERVIEW:                       Trade receivables securitization
                                            facility pursuant to which the
                                            Purchasers will acquire an undivided
                                            percentage ownership interest
                                            ("Purchaser Interest") in
                                            Receivables owned or generated by
                                            the Originators and transferred to
                                            the Seller. Following the initial
                                            purchase, the Seller would
                                            automatically acquire a 100%
                                            interest in all newly generated
                                            Receivables of the Originators.
                                            Purchases of the Purchaser Interest
                                            shall be made by cash payments to
                                            the Seller.

TRANSACTION PARTIES:


Originators:                                The "Originators" (as defined in the
                                            Existing Facility) and other
                                            subsidiaries of the Company approved
                                            by Agent (as defined below)
                                            following receipt of satisfactory
                                            results of an audit with respect to
                                            such other subsidiary and completion
                                            of the same conditions precedent as
                                            required for the addition of a
                                            "Seller" under and as defined in the
                                            Existing Facility (individually, an
                                            "Originator" and collectively, the
                                            "Originators").


Seller: Carcorp or a newly-formed, special purpose bankruptcy-remote limited liability company that is wholly-owned by the Originators and a special purpose corporation that is a bankruptcy-remote subsidiary of any Originator ("SPE Member"), which will acquire Receivables from each Originator via true sale pursuant to a Receivables Sale and Contribution Agreement (the "Sales Agreement").


Purchasers:                                 GE Capital and other acceptable
                                            co-purchasers (which may include
                                            conduits) to be determined pursuant
                                            to syndication of the New Facility,
                                            and, so long as a Termination Event
                                            has not occurred nor is continuing,
                                            subject to the consent of Seller
                                            (not to be unreasonably withheld or
                                            delayed).


Servicer:                                   Company, as "Master Servicer",
                                            through its operating subsidiaries
                                            and affiliates as Sub-Servicers
                                            (collectively, the "Servicers") will
                                            continue to perform all servicing
                                            and administration of the
                                            receivables portfolio in accordance
                                            with its normal practices, adhering
                                            to established credit and collection
                                            policies. The Servicers will also
                                            perform all collection duties
                                            relating to the Receivables.
                                            Pursuant to certain conditions under
                                            a Servicer Termination Event, the
                                            Agent will reserve the right to
                                            replace any Servicer in any or all
                                            of these roles.


                                            Administrative

Agent ("Agent"):                            General Electric Capital Corporation
                                            or one of its affiliates.


Lead Arranger/ Lead Bookrunner:             GECC Capital Markets Group, Inc.
                                            ("GECMG"), and GECMG will
                                            collaborate with the Company
                                            regarding designation of other
                                            arrangers and bookrunners, if any.


TRANSACTION PARAMETERS:


Term:                                       The New Facility shall expire on the
                                            earlier to occur of:

                                            a) Sixty (60) months after the
                                            closing of the Transaction (the
                                            "Closing Date"); and

                                            b) The occurrence of a Termination
                                            Event.


Maximum Commitment:                         Three hundred million dollars
                                            $300,000,000.


Receivables:                                Indebtedness of any person
                                            ("Obligor") arising from the sale of
                                            goods or services under contract by
                                            the Company and any security related
                                            thereto.

Capital: The sum of cash paid to the Seller for the ownership interest in the Receivables Pool by the Purchasers as reduced from time to time by Receivables collections.


                                            The maximum amount of Capital
                                            available to be paid to the Seller
                                            at any time shall equal the lesser
                                            of (a) the Maximum Commitment, and
                                            (b) an amount equal to the positive
                                            difference, if any, of: (i) the
                                            product of (1) the Dynamic Advance
                                            Rate multiplied by (2) the Net
                                            Receivables Balance, minus (ii) an
                                            amount equal to the Availability
                                            Block, minus (iii) the lesser of (X)
                                            such other reserves as the Agent
                                            (using its reasonable credit
                                            judgment and based on information
                                            regarding the Company, the
                                            Originators, the Seller, the
                                            Obligors or the Receivables, whether
                                            as a result of an audit or
                                            otherwise) may from time to time
                                            specify to the Seller and the
                                            Company, which reserves shall be
                                            determined as a percentage of the
                                            Net Receivables Balance and (Y) 5.0%
                                            of the Net Receivables Balance. The
                                            "Availability Block" shall equal $10
                                            million less an amount, if any, by
                                            which clause (i) minus clause (iii)
                                            exceeds the Maximum Commitment.


Transfer Price of Receivables:              Receivables will be sold by the
                                            Originators under the Sales
                                            Agreement in true sales to the
                                            Seller at a price to be determined
                                            by the Originators and the Seller.


Net Receivables Balance:                    The difference of the aggregate
                                            outstanding of all Eligible
                                            Receivables minus (a) amounts in
                                            excess of the Concentration Limits,
                                            and minus (b) unapplied cash and
                                            credits.

Dynamic Advance Rate:                       The lesser of (i) 85% and (ii) a
                                            percentage equal to 100% minus the
                                            sum of (A) 2 times the Monthly
                                            Dilution Ratio plus (B) 5% as of
                                            such date.

Dilution Factors:                           The portion of any Receivable which
                                            (a) was reduced or canceled as a
                                            result of (i) any defective,
                                            rejected or returned merchandise or
                                            services, or any failure by any
                                            Originator to deliver any
                                            merchandise or services or otherwise
                                            perform under the underlying
                                            contract or invoice, (ii) any change
                                            in or cancellation of any of the
                                            terms of such contract or invoice or
                                            any cash discount, rebate,
                                            retroactive price adjustment or any
                                            other adjustment by the Originators
                                            which reduces the amount payable by
                                            the Obligor on the related
                                            Receivable, or (iii) any setoff in
                                            respect of any claim by the Obligor
                                            thereof (whether such claim arises
                                            out of the same or a related
                                            transaction or an unrelated
                                            transaction) or (b) is subject to
                                            any specific dispute, offset,
                                            counterclaim or defense whatsoever
                                            (except the discharge in bankruptcy
                                            of the Obligor thereof).

Monthly Dilution Ratio:                     As of the date of any determination,
                                            the quotient of: (a) the aggregate
                                            Dilution Factors for all Receivables
                                            during the month most recently ended
                                            divided by (b) the average aggregate
                                            billed amount of all Receivables
                                            originated during the month most
                                            recently ended and the preceding
                                            month.

Concentration Limit:                        See Exhibit A attached hereto.


Eligible Receivables:                       To be included in Eligible
                                            Receivables, each Receivable and its
                                            related Obligor must meet certain
                                            eligibility criteria including, but
                                            not limited to, those listed below.

                                            a) Receivables must be generated
                                            solely by one of the Originators in
                                            the ordinary course of business;

                                            b) Receivables must be owned by
                                            Seller and transferred to the
                                            Purchasers free of claims, security
                                            interests or other encumbrances and
                                            not subject to defenses or offset;

                                            c) Receivables must satisfy all
                                            applicable requirements of the
                                            Originators' credit and collection
                                            policies which must be acceptable to
                                            the Agent;

                                            d) A Receivable that is (i) unpaid
                                            for more than 60 days past its
                                            original due date, or (ii) the
                                            Obligor of which is in a bankruptcy
                                            or similar proceeding, or (iii)
                                            which consistent with the
                                            Originators' Credit and Collection
                                            Policy has been or should be written
                                            off as uncollectible (each a
                                            "Defaulted Receivable") will be
                                            ineligible;

                                            e) Receivables owed by Obligors with
                                            more than 25% of its Receivables
                                            classified as Defaulted Receivables
                                            at any time will be ineligible;

                                            f) No obligor may be a government
                                            entity, unless it is the U.S.
                                            Government and the Receivables have
                                            been assigned in accordance with the
                                            Federal Assignment of Claims Act and
                                            otherwise acceptable to the Agent;

                                            g) Receivables must be payable in
                                            U.S. dollars and due from Obligors
                                            domiciled in the U.S. or, to the
                                            extent permitted under (i) item 4 of
                                            the definition of "Eligible
                                            Receivable" in the Existing
                                            Facility, from Obligors domiciled in
                                            Canada or (ii) item 9 of the
                                            definition of "Eligible Receivable"
                                            in the Existing Facility, payable in
                                            Canadian dollars;

                                            h) The Obligor with respect to any
                                            "Tooling" Receivable must have
                                            approved in writing the billing of
                                            such "Tooling" Receivable;

                                            i) Receivables may not be from an
                                            affiliate of any Originator or the
                                            Seller;

                                            j) An invoice must have been issued
                                            with respect to such Receivables;
                                            and

                                            k) Terms not to exceed 60 days from
                                            the initial billing date to be
                                            determined.


                                            The criteria listed above are
                                            subject to further amplification and
                                            modification after review of the
                                            Receivables portfolio.


Ownership Interest/Collateral:              The Originators and Seller will
                                            execute respective UCC filings to
                                            evidence the Purchased Interest in
                                            the Receivables and related
                                            assets, including but not limited
                                            to, contracts evidencing the
                                            Receivables, any collateral or other
                                            enhancements securing the
                                            Receivables, bank accounts, books
                                            and records (collectively, the
                                            "Collateral").


                                            All Collateral will be free and
                                            clear of other liens, claims, and
                                            encumbrances, except for permitted
                                            liens and encumbrances acceptable to
                                            Agent.


FEES AND EXPENSES:


Commitment Fee and
Administrative Fee:                         Set forth in the Fee Letter


Unused Fee:                                 Monthly unused fee in an amount
                                            equal to 50 basis points per annum
                                            on the difference between average
                                            daily Capital and the Maximum
                                            Commitment.


Applicable Rate:                            LIBOR Reference Rate plus 2.25% (the
                                            "Applicable Margin"). The LIBOR
                                            Reference Rate shall be established
                                            as the 30-day LIBOR Rate applicable
                                            on the first business day of each
                                            calendar month (determined by
                                            reference to the Telerate Service).
                                            The pricing in the Existing Facility
                                            for "Conduit Purchasers" (as defined
                                            therein) shall be applicable to
                                            Purchasers that are conduits.


Default Yield Rate:                         Following a Termination Event, the
                                            Default Yield Rate shall apply,
                                            which is Applicable Rate plus 2.0%
                                            per annum.


OTHER TERMS:

Portfolio Reporting:                        The Master Servicer would deliver to
                                            the Agent a monthly report in form
                                            and substance satisfactory to the
                                            Agent summarizing the Receivables
                                            portfolio activity for the preceding
                                            period as of the end of each
                                            calendar month no later than the
                                            15th day of the month following such
                                            calendar month end (the "Month End
                                            Report"). The Month End Report will
                                            include agings, roll-forwards and
                                            the computations to determine the
                                            Dynamic Advance Rate and reserve
                                            levels.

                                            On each day by 11:00 am, New York
                                            time, the Master Servicer would
                                            deliver to the Agent a report in
                                            form and substance satisfactory to
                                            the Agent summarizing the
                                            Receivables activity for the
                                            preceding day (the "Daily Report").
                                            This report will include a
                                            computation of the Dynamic Advance
                                            Rate based on the Reserve levels
                                            determined as of the prior Month End
                                            Report.

Syndication:                                The New Facility will be syndicated
                                            in accordance with the Fee Letter.


Conditions Precedent:                       The New Facility would be subject to
                                            conditions precedent typical for a
                                            transaction of this kind and would
                                            include, but not be limited to, the
                                            following:

                                            a) Completion of due diligence,
                                            legal review and audit satisfactory
                                            to the Agent of the Receivables and
                                            of the Originators' operations and
                                            operating locations;

                                            b) Termination of the Existing
                                            Facility and delivery of release and
                                            reconveyance documents and payoff
                                            agreements with respect thereto;

                                            c) Receipt of customary opinions
                                            (containing customary exceptions and
                                            qualifications) for a transaction of
                                            this nature from (1) Company's
                                            general counsel that are
                                            satisfactory to the Agent that
                                            address, among other things, no
                                            conflicts with material agreements
                                            (other than to the extent opined on
                                            by Company's outside counsel), and
                                            (2) Company's outside counsel that
                                            are satisfactory to the Agent that
                                            address, among other things:

                                            i) true sale;
                                            ii) non-consolidation of assets;
                                            iii) no conflicts with other
                                            material debt agreements, laws or
                                            organizational documents;
                                            iv) perfection; and,
                                            v) corporate and enforceability
                                            matters and other opinions customary
                                            for transactions of this type;

                                            d) Corporate structure, capital
                                            structure, other debt instruments,
                                            material contracts, and governing
                                            documents of the Seller, SPE Member,
                                            the Originators and their affiliates
                                            to be acceptable to the Agent;

                                            e) Satisfactory cash dominion and
                                            lock-box arrangements;

                                            f) Since the date hereof, no change
                                            in financial or capital market
                                            conditions generally that in the
                                            reasonable judgment of the Agent
                                            would have a material adverse effect
                                            on the Agent; and,

                                            g) Acceptable final documentation.


Representations and Warranties:             The Originators, SPE Member, the
                                            Servicer and the Seller would make
                                            various representations and
                                            warranties customary for a
                                            transaction of this kind, including,
                                            but not limited to, (a)
                                            representations regarding the
                                            Receivables sold at the time of each
                                            sale of Receivables, and (b) such
                                            other representations and warranties
                                            as determined by the Agent following
                                            completion of legal due diligence.



     Covenants: Standard and customary affirmative and negative covenants for a transaction of this type will be required of the Seller, SPE Member, Servicers and Originators.


Servicer Termination Events:                The Agent shall have the right but
                                            not the obligation to replace any
                                            Servicer upon the occurrence of a
                                            Servicer Termination Event. Such
                                            Servicer Termination Events will be
                                            determined following due diligence.


Termination Events:                         Should any of the following events
                                            (each a "Termination Event") occur,
                                            all new purchases under the
                                            Receivables Purchase and

                                            Service Agreement may, at the
                                            Required Purchasers' (definition to
                                            be determined) discretion, cease and
                                            outstandings would liquidate as
                                            receivables are collected. Such
                                            Termination Events will include, but
                                            not be limited to, the following:

                                            a) The insolvency or the voluntary
                                            or involuntary filing for bankruptcy
                                            in respect of the Seller, SPE Member
                                            or any Originator;

                                            b) The date that is 90 days prior to
                                            the stated expiration date of any of
                                            the Company's revolving credit
                                            facilities;

                                            c) Violation, default, or breach by
                                            the Seller or the Company of any of
                                            its covenants or agreements in any
                                            of the Transaction documents,
                                            including covenants as to the status
                                            of the Seller as "bankruptcy-remote"
                                            and the non-consolidation of the
                                            Seller and the Originators;

                                            d) Payment default (after giving
                                            effect to any grace period) of any
                                            Indebtedness of any Originator or
                                            any affiliate of an Originator or
                                            any other default (after giving
                                            effect to any grace period) of such
                                            Indebtedness that would permit or
                                            has caused acceleration thereof;

                                            e) Failure of the Agent to hold a
                                            fully perfected first priority
                                            security interest in the Collateral;

                                            f) Failure to maintain receivable
                                            performance within certain targets
                                            to be determined;

                                            g) A Servicer Termination Event
                                            shall have occurred; or

                                            h) Such other Termination Events as
                                            determined by the Agent through due
                                            diligence.


Indemnities:                                The Seller and the Originators would
                                            provide standard and customary
                                            indemnities for a transaction of
                                            this type.


Governing Law:                              New York



            ________________________________________________________

GE Capital's commitments hereunder are subject to (a) the execution and delivery of final legal documentation acceptable to GE Capital and its counsel consistent with the terms set forth in this Commitment Letter, and (b) with respect to the New Facility, the completion by GE Capital, its agents and its counsel of a collateral audit and other due diligence with respect to the Company and its affiliates and their respective Receivables with results satisfactory to GE Capital.

     By signing this Commitment Letter, each party hereto acknowledges that this Commitment Letter and the Fee Letter supersedes any and all discussions and understandings, written or oral, between or among GE Capital and any other person as to the subject matter hereof, including without limitation, any prior commitment letters, and draft letters between GE Capital Commercial Finance, Inc. or GE Corporate Financial Services, Inc. and the Company (collectively, the "Prior Letters"). No amendments, waivers or modifications of this Commitment Letter or any of its contents shall be effective unless expressly set forth in writing and executed by the parties hereto.

This Commitment Letter is being provided to you on the condition that except as required by law, neither it, the Fee Letter, the Prior Letters nor their contents will be disclosed publicly or privately except to those individuals who are your officers, directors, employees, auditors, lawyers, or advisors who have a need to know as a result of being involved in the Facilities and then only on the condition that such matters may not be further disclosed. No one shall, except as required by law, use the name of, or refer to, GE Capital, or any of its affiliates, in any correspondence, discussions, advertisement or disclosure made in connection with the Facilities without the prior consent of GE Capital. No person, other than the parties signatory hereto, is entitled to rely upon this Commitment Letter or any of its contents.


Regardless of whether the commitments herein are terminated or either Facility closes, the Company agrees to pay upon demand to GE Capital all reasonable out-of-pocket expenses (including all reasonable costs and fees of legal and auditing consultants and, to the extent approved by the Company (such consent not to be unreasonably withheld or delayed), other consultants) incurred in connection with this Commitment Letter, the Fee Letter, the Prior Letters, and evaluation, documentation and negotiation of the Facility and the Transaction, and a field examination fee at market rates plus actual out-of-pocket expenses in connection with the conduct of GE Capital's field audit and due diligence.



Regardless of whether any commitment herein is terminated or either Facility closes, the Company shall indemnify and hold harmless each of GE Capital, its affiliates, and the directors, officers, employees, and representatives of any of them (each, an "Indemnified Person"), from and against all claims, suits, actions, proceedings, losses (including, but not limited to, attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal, except that such fees, disbursements and costs with respect to attorneys shall be payable only with respect to one law firm, local counsel and special regulatory counsel), damages, and liabilities of any kind (and expenses directly related to such claims, suits, actions, proceedings, losses, damages and liabilities) which may be incurred by, or asserted against, any such Indemnified Person in connection with, or arising out of, this Commitment Letter, the Fee Letter, the Prior Letters, the Facilities, the Transaction, any other related financing, documentation, any actions or failures to act in connection therewith, any disputes or environmental liabilities, or any related investigation, litigation, or proceeding (collectively, the "Indemnified Amounts"), excluding, however, Indemnified Amounts to the extent found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from gross negligence or willful misconduct of such Indemnified Person. Under no circumstances shall GE Capital or any of its affiliates be liable for any punitive, exemplary, consequential or indirect damages which may be alleged to result in connection with this Commitment

Letter, the Fee Letter, the Prior Letters, the Transaction, or the Facilities or any other financing, regardless of whether the commitment herein is terminated or the Transaction or either Facility closes.


EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS COMMITMENT LETTER, THE PRIOR LETTERS, ANY TRANSACTION RELATING HERETO OR THERETO, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. EACH PARTY HERETO CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY OF THE PARTIES HERETO PERTAINING TO THIS COMMITMENT LETTER, THE FEE LETTER, THE PRIOR LETTERS, OR THE TRANSACTIONS UNDER CONSIDERATION, ANY OTHER FINANCING RELATED THERETO, AND ANY INVESTIGATION, LITIGATION, OR PROCEEDING RELATED TO OR ARISING OUT OF ANY SUCH MATTERS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT (INCLUDING AN APPELLATE COURT) LOCATED OUTSIDE OF SUCH JURISDICTION. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR INCONVENIENT FORUM.

This Commitment Letter is governed by and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed in that State.

GE Capital shall have access to all relevant facilities, personnel and accountants, and copies of all documents which GE Capital may request, including business plans, financial statements (actual and pro forma), books, records, and other documents of the Company, each Originator and the Seller.

This Commitment Letter shall be of no force and effect unless on or before 5:00 p.m. Eastern Standard Time on December 9, 2004, this Commitment Letter and the Fee Letter are executed and delivered by the Company to GE Capital at 1100 Abernathy Rd., Suite 900, Atlanta, Georgia 30328.

Once effective, GE Capital's commitment to provide (a) the Extension in accordance with the terms of this Commitment Letter shall cease if the Extension does not close or is not funded for any reason, on or before December 17, 2004, and (b) the New Facility in accordance with the terms of this Commitment Letter shall cease if the New Facility does not close or is not funded for any reason, on or before April 30, 2005, and, notwithstanding any further discussions, negotiations or other actions taken after such date, neither GE Capital nor any of its affiliates shall have any liability to any person in connection with its refusal to fund the Extension or the New Facility or any portion thereof after such applicable date.

Thank you for this opportunity to work with Collins & Aikman Products Co. We look forward to continuing to work with you towards completing this transaction and expanding GE's relationship with you.

Sincerely,
GENERAL ELECTRIC CAPITAL CORPORATION


By: /s/ Curtis J. Correa
    --------------------------------
Name: Curtis J. Correa
Title: Duly Authorized Signatory


AGREED AND ACCEPTED THIS ___ DAY OF DECEMBER, 2004.

Collins & AIKMAN PRODUCTS CO.

By: /s/ John A. Galante
    ---------------------------------
Name: John A. Galante
Title: V.P. & Treasurer

                                    Exhibit A

For any Obligor, at any time, the percentage of the Net Receivables Pool Balance
(a) set forth in the table below adjacent to such Obligor's senior unsecured long-term debt rating by Standard & Poor's (or the equivalent for Moody's, but applying the lower of the two ratings), or (b) if Seller has purchased a credit default swap with respect to any Obligor which credit default swap is in full force and effect and in the amount and otherwise on terms and in form and substance acceptable to the Agent, and which such credit default swap has been assigned to the Agent pursuant to an assignment in form and substance acceptable to the Agent and acknowledged by the related seller of protection, set forth in the table below for "Credit Default Swap Obligors" adjacent to such Obligor's senior unsecured long-term debt rating by Standard & Poor's (or the equivalent for Moody's, but applying the lower of the two ratings); provided, that the aggregate concentration limit permitted for Ford Motor Company, Daimler Chrysler and General Motors shall not exceed 80.0%, or (c) if the Agent has otherwise approved a higher limit for specific Obligors, such higher percentage; provided, that in the case of an Obligor with one or more affiliated Obligors, the foregoing concentration limits and the Receivables related thereto shall be treated as if such Obligor and such one or more affiliated Obligors were one Obligor.

                 Base Concentration Limits

--------------------------------------- ----------------------------------------
             Rating                                        Concentration
--------------------------------------- ----------------------------------------
          A- or Better                                         20.00%
--------------------------------------- ----------------------------------------
          BBB- to BBB+                                         15.00%
--------------------------------------- ----------------------------------------
           BB- to BB+                                          7.50%
--------------------------------------- ----------------------------------------
           CCC+ to B+                                          5.00%
--------------------------------------- ----------------------------------------
  Not Rated or lower than CCC+           An amount determined in the Agent's
                                          discretion not in excess of 5.00%
--------------------------------------- ----------------------------------------



                          Credit Default Swap Obligors

--------------------------------------------- ------------------------- --------------------------------------
                   Rating                      Maximum Concentration               Discount Factor
--------------------------------------------- ------------------------- --------------------------------------
                A- or Better                           50.00%                            N/A
--------------------------------------------- ------------------------- --------------------------------------
                BBB- to BBB+                           47.50%                            N/A
--------------------------------------------- ------------------------- --------------------------------------
                 BB- to BB+                            30.00%                            80%
--------------------------------------------- ------------------------- --------------------------------------
                 CCC+ to B+                            20.00%                            50%
--------------------------------------------- ------------------------- --------------------------------------
        Not Rated or lower than CCC+          An amount determined in                    20%
                                               the Agent's discretion
                                              not in excess of 10.00%
--------------------------------------------- ------------------------- --------------------------------------


As of any date, the Concentration for each Credit Default Swap Obligor shall be equal to the lesser of (a) Maximum Concentration applicable to such Obligor and
(b) an amount equal to (A) the applicable Base Concentration Limit plus (B) the face value of the applicable credit default swap multiplied by the Discount Factor, divided by the outstanding balance of the Eligible Receivables at such time.